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                            BNY HAMILTON FUNDS, INC.
                  Prospectus Supplement dated September 6, 2002
                       to Prospectus dated April 30, 2002

The disclosure of the Management Strategy of the BNY Hamilton Intermediate Investment Grade Fund on page 28 of the above-noted Prospectus is modified to remove the non-fundamental investment policy of the Fund relating to a maximum security maturity of 15 years.

The highlighted note, "Understanding Intermediate-Term Bonds," relating to the BNY Hamilton Intermediate Investment Grade Fund, on the bottom of page 29 of the above-noted Prospectus is deleted and replaced with the following:
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Understanding Intermediate-Term Bonds:

The market value of a bond   The risk curve for bonds   of price volatility in       moderate price stability and
is influenced by two         typically has a positive   response to interest         current income.
variables:  maturity and     slope, meaning that        rate changes.
interest rates. The          short maturities provide
relationship between these   the greatest price         The Fund invests primarily
variables can be described   stability and longer       in intermediate-term bonds,
as a risk curve.             maturities carry           which occupy a middle
                             increasingly higher        ground, offering
                             risks

Weighted-Average Life:

If the Fund purchases a      the average amount of      The weighted-average         other factors, the rate at which
mortgage-backed or           time that will elapse      life of a mortgage-          principal, both scheduled and
asset-backed security, the   from the date of the       backed or asset-backed       unscheduled, is paid on the
Fund will use such           security's issuance or     security is only an          loans underlying the security,
security's weighted-         purchase until each        estimate.  The average       and the level of interest rates.
average life as a            dollar of principal is     amount of time that each
substitute for its final     repaid to the investor.    dollar of principal is
maturity, including for                                 actually outstanding is
purposes of determining the                             influenced by, among
Fund's weighted-average
maturity. A security's
weighted-average life is
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The disclosure with respect to the Portfolio Manager of the BNY Hamilton
Intermediate Investment Grade Fund on page 59 of the above-noted Prospectus is deleted and replaced with the following:

BNY Hamilton Intermediate Investment Grade Fund Patrick K. Byrne is a Vice President of the Advisor and has managed the Fund since 2002. He joined the Bank in 1996 and specializes in mortgage-backed security analysis.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.

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                            BNY HAMILTON FUNDS, INC.
Statement of Additional Information ("SAI") Supplement dated September 6, 2002 to SAI dated April 30, 2002, as revised on May 31, 2002

The disclosure of the Investment Objectives and Policies of the BNY Hamilton Intermediate Investment Grade Fund on page 6 of the above-noted SAI is modified to (a) remove the non-fundamental policy of the Fund relating to a maximum security maturity of 15 years; and (b) add the following paragraph to the end of that disclosure:

For purposes of mortgage- and asset-backed securities, the weighted-average life will be used to determine the security's maturity, including for purposes of determining the Fund's weighted-average maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance until each dollar of principal is repaid to the investor. The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

The disclosure of the Quality and Diversification Requirements of the Taxable Fixed Income Funds on page 19 of the above-noted SAI is deleted and replaced with the following:

Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' portfolios will have a dollar weighted-average maturity of not less than three nor more than ten years. In addition, if the Intermediate Investment Grade Fund purchases mortgage- or asset-backed securities, the weighted-average life will be used to determine the security's maturity. The Intermediate Government Fund's portfolio will, and the Intermediate Investment Grade Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 80% of the value of its total assets in government securities.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI
                              FOR FUTURE REFERENCE.